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EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated April 26, 2001 included in the Peregrine System, Inc. Form 10-K for the year ended March 31, 2001 and to all references to our Firm included in this Registration Statement.

/s/ ARTHUR ANDERSEN LLP
Arthur Andersen LLP

San Diego, California
September 25, 2001

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS